Supplement dated March 30, 2012

to the Class A, Class C, and Class P Shares Prospectus

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 30, 2012, February 29, 2012, and March 16, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Diversified Real Asset Fund

On or about April 30, 2012, under the Management  and Sub-Advisor(s)  headings, delete the following:
Sub-Sub-Advisor(s):

AMP Capital Brookfield (US) LLC

MANAGEMENT OF THE FUNDS

On or about April 30, 2012, delete this section:

The Sub-Sub-Advisor

Brookfield Investment Management Inc., AMP Capital Brookfield (US) LLC, and Principal have entered into a sub-sub-advisory agreement for the Diversified Real Asset Fund. Under this agreement, AMP Capital Brookfield (US) LLC has agreed to carry out the obligations of Brookfield Investment Management Inc. to manage the Fund’s assets. Day-to-day management decisions concerning the portion of the Diversified Real Asset Fund’s portfolio allocated to Brookfield Investment Management Inc. are made by AMP Capital Brookfield (US) LLC. Brookfield Investment Management Inc. pays a fee to AMP Capital Brookfield (US) LLC.

Sub-Sub-Advisor:         AMP Capital Brookfield (US) LLC, 71 South Wacker Drive, Suite 3400, Chicago, IL 60606, provides investment advisory services for global infrastructure and real estate mandates on behalf of Brookfield Investment Management Inc.

AMP Capital Brookfield (US) LLC is the sub-sub-advisor for the global infrastructure portion of the Diversified Real Asset Fund.